SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): October 22, 2009

ELECTRIC CAR COMPANY, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

DELAWARE	333-142704	20-8317658
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

1903 North Barnes Ave.

Springfield Mo. 65803

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

417-866-6565

(ISSUER TELEPHONE NUMBER)

Classic Costume Company, Inc.

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13ed-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 – Regulation FD

Item 7.01

Regulation FD Disclosure

The Registrant issued a press release dated October 22, 2009 indicating that FINRA has completed the process for the change of name of the Company to Electric Car Company, Inc., and that the shares of common stock traded on the OTCCBB will trade under the symbol ELCR, effective October 23, 2009.

Section 9 -- Financial Statements and Exhibits

Item 9.01

Financial Statements and Exhibits

(d)

Exhibits.

99.1.

Press Release of Electric Car Company, Inc., dated October 22, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ELECTRIC CAR COMPANY, INC.

By:	/s/ Gary Spaniak
Gary Spaniak
President

Dated: October 23, 2009